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                                                               Exhibit 10.15.1.1



                         AMERICAN TECHNOLOGY CORPORATION

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                             STOCK OPTION AGREEMENT

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             GRANTED UNDER THE APPROVAL OF THE BOARD OF DIRECTORS OF
                        AMERICAN TECHNOLOGY CORPORATION


        THIS STOCK OPTION AGREEMENT, dated as of September 1, 1997 (the "Date of Grant"), is granted by AMERICAN TECHNOLOGY CORPORATION, a Delaware corporation ("Company"), to Dale Williams (the "Optionee"), whose status with the Company is described on the signature page hereof below his signature.

        WHEREAS, the Optionee is now an officer of the Company and the Company desires to have the Optionee remain in its service and desires to encourage stock ownership by the Optionee and to increase the Optionee's proprietary interest in the Company's success; and as an inducement thereto has determined to grant to the Optionee the option herein provided for, to the end that the Optionee may thereby be assisted in obtaining an interest, or an increased interest, as the case may be, in the stock ownership of the Company;

        NOW, THEREFORE, in consideration of the covenants and agreements herein contained, the parties hereto hereby agree as follows:

        1.     GRANT AND VESTING.

(a) Pursuant to the Unanimous Consent of Directors of the Company dated August 26, 1997, the Company hereby grants to the Optionee an option (the "Option") to purchase up to 862,000 shares of the Company's common stock, $.00001 par value per share (the "Option Shares") at the price of $5.81 per share (the "Purchase Price" or "Exercise Price") representing the closing bid price on August 29, 1997.

(b) This option shall vest and become exercisable with respect to 250,000 option shares on this grant date and the balance of 612,000 option shares vesting and becoming exercisable at the rate of 17,000 option shares on each full month anniversary of employment thereafter with all shares vesting and become exercisable on August 31, 2000.

(c) Additionally 306,000 option shares (deducted from the farthest out months vesting) shall vest and become exercisable upon the achievement of a significant licensing agreement during Optionee's employment, as determined by the Board of Directors in its sole discretion.

(d) Subject to the provisions hereof, immediately prior to the closing of a transaction as described in Section 5(b)(2) of the Optionee's Employment Agreement dated September 1, 1997 ("Corporate Transaction"), the exerciseability of each option granted to purchase shares of Common Stock that is outstanding immediately prior to the closing of such Corporate Transaction, will be automatically accelerated so that each such option will, immediately prior to the closing date for the Corporate Transaction, become fully exerciseable with respect to the total number of shares issuable upon exercise thereof and may be exercised prior to the closing of such Corporate Transaction for all or any portion of such shares.

(e) This Option is granted separately at the discretion of the Board of Directors and is not an option pursuant to the 1992 option plans. Both the Purchase Price and the number of Option Shares purchasable may be adjusted pursuant to Paragraph 9 hereof.

        2. TERM. This Option is exercisable during the period beginning with the Date of Grant and ending August 31, 2002, at 5:00 p.m. (Pacific Time), except as provided in Paragraph 7 hereof.

        3. EXERCISE OF OPTION. During the Optionee's life, this Option may only be exercised by him or her in whole or in part. This Option may only be exercised by presentation at the principal offices of the Company in San Diego, California of written notice to the Company's Secretary advising the Company of the Optionee's election to purchase Option Shares, specifying the number of Option Shares being purchased, accompanied by payment. No Option Shares shall be issued until full payment is made therefor. Payment shall be made either (i) in cash, represented by bank or cashier's check, certified check or money order; or
(ii) by advising the Company, at the time the Option is exercised, to withhold from exercise under the Option the appropriate number of Option Shares, the aggregate market value (closing bid price) of which on the date of exercise of the Option is equal to the aggregate cash purchase price of the

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Option Shares being exercised and purchased under the Option, and such withholding shall constitute full payment for the non-withheld Option Shares issued upon exercise, or (iii) at the discretion of the Board of Directors, by delivery of the Optionee's personal recourse note with interest and terms acceptable to the Board of Directors.

        4. ISSUANCE OF OPTION SHARES; RESTRICTIVE LEGEND. (a) Upon proper exercise of this Option, the Company shall mail or deliver to the Optionee, as promptly as practicable, a stock certificate or certificates representing the Option Shares purchased, subject to clause (b) below. The Company shall not be required to sell or issue any shares under the Option if the issuance of such shares shall constitute a violation of any applicable law or regulation or of any requirements of any national securities exchange upon which the Company's common stock may be listed.

        (b) Upon any exercise of this Option, if a registration statement under the Securities Act of 1933 (the "Act") is not in effect with respect to the Option Shares, then the Company shall not be required to issue any Option Shares unless the Company has received evidence reasonably satisfactory to it to the effect that the Optionee is acquiring such shares for investment and not with a view to the distribution thereof. Any reasonable determination in this connection by the Company shall be final, binding and conclusive.

        (c) Unless and until removed as provided below, each certificate evidencing unregistered Option Shares shall bear a legend in substantially the following form:

        "The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 or under the securities laws of any state and may not be sold or transferred except upon such registration or upon receipt by this Corporation of an opinion or counsel satisfactory to this Corporation, in form and substance satisfactory to this Corporation, that registration is not required for such sale or transfer. "

        The Company shall issue a new certificate which does not contain such legend if (i) the shares represented by such certificate are sold pursuant to a registration statement (including a current prospectus) which has become effective under the Act, or (ii) the staff of the Securities and Exchange Commission shall have issued a "no action" letter, reasonably satisfactory to the Company's counsel, to the effect that such shares may be freely sold and thereafter traded publicly without registration under the Act, or (iii) the Company's counsel, or other counsel acceptable to the Company, shall have rendered an opinion satisfactory to the Company to the effect that such shares may be freely sold and thereafter publicly traded without registration under the Act. The Company agrees that if it should cause the registration of any stock options of any senior officers that it will include the option shares of the Optionee with any registration statement, as long as the shares qualify to be so registered, at no cost to Optionee. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of the Option or the issuance of any Option Shares to comply with any law or regulation of any governmental authority.

        5. TRANSFER OF OPTION SHARES. Option Shares issued upon exercise of this Option which have not been registered under the Act shall be transferable by a holder thereof only upon compliance with the conditions in this Paragraph. Before making any transfer of Option Shares, the holder of the shares shall give written notice to the Company of the holder's intention to make the transfer, describing the manner and circumstances of the transfer. If in the opinion of the Company's counsel, or of other counsel acceptable to the Company, the proposed transfer may be effected without registration under the Act, the Company shall so notify the holder and the holder shall be entitled to transfer such shares as described in the holder's notice to the Company. If such counsel opines that the transfer may not be made without registration under the Act, then the Company shall so notify the holder, in which event the holder shall not be entitled to transfer the shares until (i) the Company notifies the holder that it is permissible to proceed with the transfer, or (ii) registration of the shares under the Act has become effective. The Company may issue "stop transfer" instructions to its transfer agent with respect to any or all of the Option Shares as it deems necessary to prevent any violation of the Act.

        6. TRANSFER OR ENCUMBRANCE OF THIS OPTION PROHIBITED. This Option may not be transferred or assigned in any manner by the Optionee, except by will or trust upon the Optionee's death or by operation of law under the laws of descent and distribution. The same restriction on transfer or assignment shall apply to any heirs, devisees, beneficiaries or other persons acquiring this Option or an interest herein under such an instrument or by operation of law. Further, this Option may not be pledged, hypothecated or otherwise encumbered, by operation of law or otherwise, nor shall it be subject to execution, attachment or similar process.

        7. TERMINATION OF SERVICE, DEATH, OR DISABILITY.

        (a) Except as may be otherwise expressly provided in this Agreement, this Option shall terminate and any vested options at such termination shall no longer be exercisable as follows:


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              (i)    Upon termination of the Optionee's employment with the
                     Company for cause;

              (ii) At the expiration of twelve (12) months from the date of the Optionee's resignation;

              (iii) At the expiration of twelve (12) months from the date of Optionee's termination of the Optionee's employment with the Company without cause, for any reason other than death; provided, that if the Optionee dies within such twelve-month period, subclause (iv) below shall also apply; or

              (iv) At the expiration of twelve (12) months after the date of death of the Optionee.

        (b) "Employment with the Company" shall include employment with any parent or subsidiary of the Company, and this Option shall not be affected by the Optionee's transfer of employment among the Company and any parent or subsidiary thereof. An Optionee's employment with the Company shall not be deemed interrupted or terminated by a bona fide leave of absence (such as sabbatical leave or employment by the Government) duly approved, military leave or sick leave. This Option shall not be affected in the event the Optionee suffers a significant diminution in his duties or any significant reduction in his overall compensation. After the death of the Optionee, his executors, administrators or personal representatives, or any person or persons to whom the Option may be transferred by will, trust or by the laws of descent and distribution, shall have the right, at any time prior to termination hereof, to exercise this Option pursuant to its terms.

        (c) This Option confers no right upon the Optionee with respect to the continuation of his employment (or his position as an officer, director or other provider of services) with the Company or any parent or subsidiary of the Company, and shall not interfere with the right of the Company, or any parent or subsidiary Company, to terminate such relationship(s) at any time in accordance with law and any agreements then in force.

        8. NO RIGHTS AS STOCKHOLDER. The Optionee shall have no rights as a stockholder with respect to Option Shares until the date of issuance of a stock certificate for such shares. No adjustment for dividends, or otherwise, except as provided in Paragraph 9, shall be made if the record date therefor is prior to the date of exercise of such Option.

        9. CHANGES IN THE COMPANY'S CAPITAL STRUCTURE. The existence of this Option shall not limit or affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Option Shares or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. However,

        (a) If, prior to the Company's delivery of all the Option Shares subject to this Option, the Company shall effect a subdivision (split) or combination (reverse split) of shares or other capital readjustment, the payment of a common stock dividend, or other increase or reduction of the number of shares of common stock outstanding, without receiving compensation therefor in money, services or property, then (i) in the event of an increase in the number of such shares outstanding, the Purchase Price shall be proportionately reduced and the number of Option Shares then still purchasable shall be proportionately increased; and
(ii) in the event of a reduction in the number of such shares outstanding, the Purchase Price payable per share shall be proportionately increased and the number of Option Shares then still purchasable shall be proportionately reduced.

        (b) If while this Option remains outstanding the Company is reorganized, merged, consolidated or party to a plan of share exchange with another corporation, or if the Company sells or otherwise disposes of all or substantially all its property or assets to another corporation, then subject to the provisions of clause (ii) below, (i) after the effective date of such reorganization, merger, consolidation, exchange or sale, as the case may be, the Optionee shall be entitled, upon exercise of this Option, to receive, in lieu of the Option Shares, the number and class of shares of such stock, other securities, cash and other property or rights as the holders of shares of the Company's common stock received pursuant to the terms of the reorganization, merger, consolidation, exchange or sale and to which he would have been entitled if, immediately prior to such reorganization, merger, consolidation, exchange or sale, he had been the holder of record of a number of shares of common stock equal to the number of Option Shares as to which this Option shall be so exercised; and (ii) this Option may be canceled by the Board of Directors of the Company as of the effective date of any such reorganization, merger, consolidation, exchange or sale; provided that (x) such reorganization, merger, consolidation, exchange or sale results in a change in control of the Company rather than a mere change of form or domicile of the Company, (y) written notice of such cancellation is given to the Optionee or other holder of this Option


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not less than 45 days prior to such effective date, and (z) the holder shall have the right to exercise the Option in full during such 45-day period preceding the effective date of such reorganization, merger, consolidation, exchange or sale.

        (c) In case the Company shall determine to offer to the holders of its common stock rights to subscribe pro rata for any new or additional shares of common stock, or any securities convertible into common stock, then the Optionee shall be entitled to participate in such pro rata offering in the same manner and to the same extent as if this Option had been exercised at the Purchase Price then in effect and the number of Option Shares then purchasable upon exercise hereof had been issued to the Optionee pursuant to the terms hereof.

        (d) Except as herein before expressly provided, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the Purchase Price or the number of Option Shares then subject to this Option.

        10. NOTIFICATION TO COMPANY OF CERTAIN SALES. The Optionee or other holder of Option Shares who sells any of such shares shall notify the Company of such fact in writing within 30 days after the date of sale, if:

        (a) At the time the Option Shares were sold, less than ONE year had elapsed since the date the Option Shares were purchased by the Optionee, and less than TWO years had elapsed since the Date of Grant of this Option; or

        (b) the Optionee was not an employee of the Company (or of a parent or subsidiary thereof) at all times during the period beginning on the Date of Grant of this Option and ending on the date three (3) months prior to the date this Option was exercised to purchase the Option Shares sold.

        11. PAYMENT OF WITHHOLDING TAXES. The exercise of any Option is subject to the condition that if at any time the Company shall determine, in its discretion, that the satisfaction of withholding tax or other withholding liabilities under any federal, state or local law is necessary or desirable as a condition of, or in connection with, such exercise or a later lapsing of time or restrictions on or disposition of the shares of Common Stock received upon such exercise, then in such event, the exercise of the Option shall not be effective unless such withholding shall have been effected or obtained in a manner acceptable to the Company.

        12. NOTICES, ETC. Any notice hereunder by the Optionee shall be given to the Company in writing, and such notice and any payment by the Optionee hereunder shall be deemed duly given or made only upon receipt thereof at the Company's office at 13114 Evening Creek Dr. South, San Diego, California 92128, or at such other address as the Company may designate by notice to the Optionee. Any notice or other communication to the Optionee hereunder shall be in writing and shall be deemed duly given or made if mailed or delivered to the Optionee at the last address as the Optionee may have on file with the Company's Secretary. This Option shall be governed under and construed in accordance with the laws of the State of California. This address shall be binding on the Company and the Optionee and all successors, assigns, heirs, devisees and personal representatives thereof.

NOTE: This option must match the Control copy maintained by the Company, in all particulars.

IN WITNESS WHEREOF, the parties hereto have executed this Stock Option Agreement as of the day and year first above written.

                                    AMERICAN TECHNOLOGY CORPORATION

                                    By  /s/ Robert Putnam
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                                       ROBERT PUTNAM, PRESIDENT

ATTEST:

By  /s/ Richard Wagner
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  RICHARD WAGNER, SECRETARY

                                    OPTIONEE NAME AND STATUS;

                                    DALE WILLIAMS, EMPLOYEE
                                     ORIGINAL to Optionee / COPY to Company


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